Exhibit 99.1

SunTrust Robinson Humphrey Financial Services Unconference May 21, 2008 SCBT Financial Corporation SERVICE All day. Every day.

2 Statements contained in this presentation, which are not historical facts, are forward-looking statements. In addition, SCBT Financial Corporation (SCBT) through its senior management or directors may from time to time make forward-looking public statements concerning matters herein. Such forward-looking statements are necessary estimates reflecting the best judgement of SCBT’s senior management or directors based upon current information and involve a number of risks and uncertainties. Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by SCBT with the Securities and Exchange Commission, and forward-looking statements contained in this presentation or in other public statements of SCBT or its senior management or directors should be considered in light of those factors. There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements. Forward-Looking Statements: SERVICE All day. Every day.

3 SCBT Financial Corporation Third largest independent commercial bank headquartered in Third largest independent commercial bank headquartered in South Carolina South Carolina Eighth largest commercial bank in South Carolina Eighth largest commercial bank in South Carolina1 Operates in 5 of the top 50 income and population growth Operates in 5 of the top 50 income and population growth MSA MSA’s in the southeastern United States. in the southeastern United States.2 ________________________________ ________________________________ 1 Source: FDIC Website as of June 30, 2007 Source: FDIC Website as of June 30, 2007 2 Source: SNL Financial; Sandler, O Source: SNL Financial; Sandler, O’Neill + Partners, L.P. Neill + Partners, L.P. SERVICE All day. Every day.

4 Experienced Management Team Years of Name Experience Current Position Robert R. Hill, Jr. 12/18 CEO John C. Pollok 12/18 COO & CFO Joe E. Burns 7/30 CCO Richard C. Mathis 8/25 CRO John F. Windley 5/31 President SCBT Thomas S. Camp 9/32 President SCBT Piedmont SERVICE All day. Every day.

5 Closing Price as of 5-14-2008 $35.16 Book Value (3-31-2008) $21.60 Tangible Book Value (3-31-2008) $15.17 1Q’08 Y-O-Y Net Income Growth 14.5% 1Q’08 Y-O-Y EPS Growth 3.9% Price / Earnings (TTM) 15.2x Market Capitalization at 5-14-2008 ~$358MM (10,185,915 outstanding shares) Listed on the NASDAQ Global Select Market At A Glance SCBT Financial Corporation SERVICE All day. Every day.

6 2007 ACCOMPLISHMENTS Diluted EPS of $2.32 – Up 7.9% YOY Operating diluted EPS of $2.37 – Up 10.5% YOY (excludes $525,000 of merger cost, after tax) Margin expansion – during the last three quarters of 2007 Opened banking locations in Myrtle Beach, Charleston and Lexington markets Non-interest income – up 14.0% YOY Deposit campaign – raised $65.0 million in low cost funding New accounts – 19,000 in 2007, more than 2006 SERVICE All day. Every day.

7 1st QTR 2008 ACCOMPLISHMENTS Diluted EPS of $0.58 – Up 3.9% YOY Net income of $6.0 million – Up 14.5% YOY Asset quality remained strong with 0.09% in net charge-offs and 0.36% in NPAs to period-end loans Margin expansion – by 2 basis point YOY; experienced some margin compression in 1Q as Fed lowered rates and TSB absorbed Non-interest income – up 13.5% YOY SERVICE All day. Every day.

8 BRANCH FOOTPRINT SCBT Branch SERVICE All day. Every day.

9 Demographics Assets 2007 - 2012 Rank Company Ticker State ($ Billions) Pop. Growth 1 United Community Banks, Inc . UCBI GA $8.21 13.09% 2 Pinnacle Financial Partners, Inc. PNFP TN 3.79 12.79 3 Security Bank Corporation SBKC GA 2.83 9.63 4 Green Bankshares, Inc. GRNB TN 2.95 9.05 5 SCBT Financial Corporation SCBT SC 2.60 8.72 6 Capital City Bank Group, Inc. CCBG FL 2.62 7.77 7 Bank of the Ozarks, Inc. OZRK AR 2.71 6.11 8 First Citizens Bancorporation, Inc. FCBN SC 6.08 5.94 9 Trustmark Corporation TRMK MS 8.97 5.03 10 Renasant Corporation RNST MS 3.61 4.74 11 TowneBank TOWN VA 2.50 4.18 12 Republic Bancorp, Inc. RBCAA KY 3.17 3.82 13 Simmons First National Corporation SFNC AR 2.69 3.56 14 IBERIABANK Corporation IBKC LA 4.92 3.41 15 United Bankshares, Inc. UBSI WV 7.99 3.20 16 Carter Bank & Trus t CARE VA 2.65 2.55 17 Hancock Holding Company HBHC MS 6.06 2.14 18 Community Trust Bancorp, Inc. CTBI KY 2.90 1.28 19 WesBanco, Inc. WSBC WV 5.37 (0.60) Source: SNL Financial. Includes publicly traded banks with assets between $2.5 billion and $10.0 billion in the Southeast. Data as of 1 2/31/07. Population growth deposit weighted by county. Deposit data as of 6/30/07. SCBT Financial Corporation SERVICE All day. Every day.

10 Deposits Market Rank Institution ($000) _ Share Branches 1 Wachovia (NC) $11,617,048 18.13% 152 2 Bank of America (NC) 7,169,929 11.19 122 3 BB&T (NC) 7,011,559 10.94 122 4 South Financial Group (SC) 5,370,231 8.38 79 5 First Citizens Bancorp (SC) 4,768,136 7.44 163 6 Synovus Financial (GA) 3,818,259 5.96 45 7 Suntrust Bank (GA) 1,852,012 2.89 67 8 SCBT Financial Corp. (SC) 1,784,047 2.78 45 9 Palmetto Bancshares, Inc. (SC) 1,030,575 1.61 36 10 Regions Financial Corp (AL) 884,821 1.38 37 South Carolina Deposit Market Share SCBT Financial Corporation Source: FDIC Summary of Deposits as of 6/30/2007. SERVICE All day. Every day.

11 Charlotte MSA Deposit Market Share SCBT Financial Corporation Deposits Market Rank Institution ($000) Share Branches 1 Wachovia (NC) $59,971,020 61.58% 84 2 Bank of America (NC) 24,959,235 25.43 56 3 BB&T (NC) 3,332,095 3.40 53 4 First Charter Bank (NC) 2,375,450 2.42 33 5 Suntrust Bank (GA) 1,247,605 1.27 34 6 RBC Centura Bank (NC) 1,009,739 1.03 17 7 First Citizens Bank & Trust (NC) 897,095 .91 30 8 SCBT Financial Corp. (SC) 383,638 .39 10 9 Citizens South Bank (NC) 357,973 .36 10 10 American Community Bank 290,909 .36 10 Source: FDIC Summary of Deposits as of 6/30/2007. SERVICE All day. Every day.

12 Demographics – Population & Income Projected Change in Population 2006-2011 (%) Projected Median Household Income 2011 ($) Source: SNL Financial and Keefe Bruyette & Woods Population and median household income are deposit weighted 9.4 9 6.7 0 2.5 5 7.5 10 SCBT Southeast United States $52,246 $55,026 $60,704 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 SCBT Southeast United States SERVICE All day. Every day.

13 How we measure success ? Soundness Profitability Growth SERVICE All day. Every day.

14 SOUND BALANCE SHEET 2005 2006 2007 1Q ‘08 Non-Performing Assets / Total Assets* 0.24% 0.24% 0.27% 0.28% Non-Performing Assets / Total Loans & OREO* 0.30% 0.30% 0.33% 0.36% Allow. Loan Losses / Total Loans* 1.30% 1.29% 1.28% 1.27% Allow. Loan Losses / Non-Performing Loans* 469% 492% 419% 396% Net Charge-offs / Average Loans 0.11% 0.16% 0.13% 0.09% *Period end date Loan data excludes mortgage loans held for sale SCBT Financial Corporation SERVICE All day. Every day.

15 Net Charge-offs / Average Total Loans SCBT Financial Corporation 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% 0.30% 0.35% 0.40% 2004 2005 2006 1Q ‘07 2Q ‘07 3Q ‘07 4Q ‘07 1Q ‘08 SCBTFC Peers 0.16% 0.11% 0.09% 0.16% 0.15% 0.09% Source: BHC Performance Report (1Q not yet available) 0.16% 0.20% SERVICE All day. Every day.

16 $7,940 $10,533 $12,257 $13,834 $14,786 $14,016 $16,655 $19,805 $21,565 $2.32 $2.15 $1.93 $1.64 $1.73 $1.62 $1.44 $1.23 $0.93 $0 $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 $21,000 $24,000 1999 2000 2001 2002 2003 2004 2005 2006 2007 $0.00 $0.30 $0.60 $0.90 $1.20 $1.50 $1.80 $2.10 $2.40 (in Thousands) Net Income EPS Per share data reflect a ten percent stock dividend distributed on December 6, 2002, a five percent stock dividend distributed on January 1, 2005 and a five percent stock dividend distributed on March 23, 2007. Consistent Profitability SERVICE All day. Every day.

17 Fee Income By Type SCBT Financial Corporation 2005 2006 2007 1Q’08 Deposit Service Fees $12,473 $13,377 $15,114 $3,805 Mortgage Banking Income 3,156 3,464 3,595 1,030 Wealth Management 1,695 2,148 2,566 696 Bankcard Services Income 2,647 3,422 4,136 1,156 Other * 1,577 1,390 1,950 818 Total Non-interest Income $21,548 $23,801 $27,361 $7,505 Mortgage banking income adjusted for reclassification of commission expense paid. * Other includes securities losses of $460m, $330m, and $202m, in 2007, 2006 and 2005, respectively. 1Q’08 includes $253m related to VISA class B redemption. SERVICE All day. Every day.

18 YEAR OVER YEAR EPS GROWTH COMPARISONS -70% -60% -50% -40% -30% -20% -10% 0% 10% 20% 3Q 06 4Q 06 1Q 07 2Q 07 3Q 07 4Q 07 1Q 08 Super Regional Banks Regional Banks Small Cap Banks SCBT Financial Corporation Thrifts Source: FTN Midwest Securities Corp. SERVICE All day. Every day.

19 Checking Account Growth 2.5 2.9 3.4 10.8 13.5 14.2 15.5 3.5 0 5 10 15 20 25 2004 2005 2006 2007 Number of New Checking Accounts (000’s) Consumer Business 12.6% CAGR SCBT Financial Corporation SERVICE All day. Every day.

20 QUALITY GROWTH – TOTAL ASSETS $970 $1,025 $1,145 $1,198 $1,439 $1,926 $2,178 $2,597 $2,678 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 (in Millions) 2000 2001 2002 2003 2004 2005 2006 2007 1Q ‘08 15.1% 7 yr CAGR (2000-2007) SERVICE All day. Every day.

# LOAN PORTFOLIO

| | 1Q'08 | % of Portfolio | * 4Q'07 | % of Portfolio | 1Q'07 | % of Portfolio |
|---|---|---|---|---|---|---|
| Commercial Real Estate: | | | | | | |
| Commercial owner-occupied | 276,067 | 12.9% | 282,915 | 13.6% | 177,257 | 9.9% |
| Commercial non owner-occupied | 249,352 | 11.6% | 214,531 | 10.3% | 208,979 | 11.7% |
| Commercial construction | 124,830 | 5.8% | 132,818 | 6.4% | 77,043 | 4.3% |
| 1-4 Family Dwelling - Investment | 97,730 | 4.6% | 91,579 | 4.4% | 88,765 | 5.0% |
| Residential construction loans to builders | 73,764 | 3.4% | 67,270 | 3.2% | 69,639 | 3.9% |
| Land Development | 73,819 | 3.4% | 58,647 | 2.8% | 41,248 | 2.3% |
| Land / Lot Loans (Investment Multi-Family, Commercial) | 78,026 | 3.6% | 70,686 | 3.4% | 62,574 | 3.5% |
| Raw Land | 45,305 | 2.1% | 27,963 | 1.3% | 20,157 | 1.1% |
| Other | 135,823 | 6.3% | 129,015 | 6.2% | 108,236 | 6.1% |
| Total CRE | 1,154,716 | 53.8% | 1,075,424 | 51.6% | 853,898 | 47.9% |
| Commercial & Industrial | $ 225,203 | 10.5% | $ 245,069 | 11.8% | $ 197,077 | 11.1% |
| Consumer Residential Mortgage | 252,994 | 11.8% | 256,609 | 12.3% | 232,922 | 13.1% |
| Consumer Lots & Construction | 192,806 | 9.0% | 202,413 | 9.7% | 195,860 | 11.0% |
| Home Equity Loans (Firstline) | 173,927 | 8.1% | 164,104 | 7.9% | 141,788 | 8.0% |
| Consumer | 110,469 | 5.2% | 117,650 | 5.6% | 129,890 | 7.3% |
| Overdrafts | 1,822 | 0.1% | 2,589 | 0.1% | 1,269 | 0.1% |
| Other Loans | 33,054 | 1.5% | 19,434 | 0.9% | 30,653 | 1.7% |
| Total Loans (Gross) | $2,144,991 | 100.0% | $2,083,292 | 100.0% | $ 1,783,357 | 100.0% |

*TSB acquisition added $156.5 million in loans in 4Q'07.

SERVICE All day. Every day.

21

22 GROWTH - Total Deposits $758 $812 $898 $946 $1,174 $1,473 $1,707 $1,928 $2,016 $0 $300 $600 $900 $1,200 $1,500 $1,800 $2,100 (in Millions) 2000 2001 2002 2003 2004 2005 2006 2007 1Q ‘08 14.3% 7 YR CAGR (2000 – 2007) SERVICE All day. Every day.

23 GROWTH – Core Deposits $638 $692 $749 $812 $1,012 $1,204 $1,335 $1,501 $1,534 $0 $300 $600 $900 $1,200 $1,500 $1,800 (in Millions) 2000 2001 2002 2003 2004 2005 2006 2007 1Q ‘08 13.0% 7 YR CAGR (2000 – 2007) SERVICE All day. Every day.

24 OPERATING EFFICIENCY 41 45 50 50 65.33% 64.01% 65.66% 62.95% 30 35 40 45 50 55 60 2005 2006 2007 1Q ‘08 30.00% 40.00% 50.00% 60.00% 70.00% Number of Branches Efficiency Ratio SERVICE All day. Every day.

25 Market Capitalization $80,105,617 $120,586,067 $169,358,265 $217,693,785 $260,122,042 $284,589,548 $363,849,963 $321,780,881 $358,000,000 $0 $50,000,000 $100,000,000 $150,000,000 $200,000,000 $250,000,000 $300,000,000 $350,000,000 $400,000,000 2000 2001 2002 2003 2004 2005 2006 2007 1Q ‘08 SERVICE All day. Every day.

26 Analyst Recommendations Analyst Apr. 2008 Recommendation SunTrust Robinson Humphrey BUY FTN Midwest Securities Corp. NEUTRAL FIG Partners OUTPERFORM Keefe Bruyette & Woods MARKET PERFORM Sandler, O’Neill + Partners HOLD SERVICE All day. Every day.

27 INVESTOR CONTACTS Robert R. Hill, Jr. Chief Executive Officer Richard C. Mathis Executive Vice President and Chief Risk Officer John C. Pollok Senior Executive Vice President and Chief Operating Officer and Chief Financial Officer SCBT Financial Corporation 520 Gervais Street Columbia, South Carolina 29201 803-771-2265 www.scbtonline.com SERVICE All day. Every day.